UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2017

Superconductor Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

9101 Wall Street, Suite 1300, Austin, TX	78754
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 334-8900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our Annual Meeting of Stockholders held on September 27, 2017 (see Item 5.07 below), our stockholders approved the amendment ("Amendment") of the Superconductor Technologies Inc. 2013 Equity Incentive Plan (the "Plan"), which had previously been approved by our board of directors. A summary of the Plan and Amendment are presented in our Schedule 14A Proxy Statement, which was filed with the Securities and Exchange Commission on August 17, 2017.  The Amendment increases the number of shares authorized for grant under the Plan from 293,333 to 2,293,333 and the related sublimit of awards to any one participant from 20,000 to 300,000 shares.

Item 5.07	Submission of Matters to a Vote of Security Holders

On September 27, 2017, Superconductor Technologies Inc. (the "Company") held its 2017 Annual Meeting of Stockholders (the "Annual Meeting"). For more information about the proposals, see the Company's Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on August 17, 2017, the relevant portions of which are incorporated herein by reference.

At the Annual Meeting, stockholders representing 8,487,280 shares, or 79.1%, of the 10,724,261 shares of common stock outstanding on the record date of August 8, 2017 were present in person or by proxy, constituting a quorum for the purposes of the Annual Meeting. Below are the final voting results on each of the matters submitted to a vote of stockholders.

Proposal 1. The Company's stockholders elected by a plurality of the votes cast the Class 1 director nominees to the board of directors, to serve until our 2020 annual meeting of stockholders and until their successors have been elected and qualified, as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Martin A. Kaplan	2,961,133	764,948	4,761,199
Jeffrey A. Quiram	2,871,795	854,286	4,761,199

Proposal 2. By the affirmative vote of a majority of the Company's stockholders present in person or represented by proxy and entitled to vote, the stockholders approved amendment of the Company’s 2013 Equity Incentive Plan to increase the number of shares authorized to be issued thereunder from 293,333 to 2,293,333 and the related sublimit of awards to any one participant from 20,000 to 300,000 shares, as follows:

For	Against	Abstain	Broker Non-Votes
2,285,873	1,383,839	56,369	4,761,199

Proposal 3. The Company's stockholders voted to ratify the appointment of Marcum LLP as our independent registered public accounting firm for 2017 by at least a majority of shares present in person or represented by proxy and entitled to vote, as follows:

For	Against	Abstain	Broker Non-Votes
7,692,423	607,373	187,484	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superconductor Technologies Inc.

Dated: September 28, 2017	By:	/s/ WILLIAM J. BUCHANAN
William J. Buchanan
Vice President and Chief Financial Officer